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                                                                   EXHIBIT 23(i)


                        INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of Cox Radio, Inc. on Form S-8 of our reports dated July 18, 1996 appearing in Amendment No. 3 to Registration Statement No. 333-08737 of Cox Radio, Inc. on Form S-1.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Atlanta, Georgia
October 1, 1996